UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): March 16, 2006
                                                  (March 15, 2006)


                           SYNAGRO TECHNOLOGIES, INC.

             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-21054


DELAWARE                                           88-0219860

(State or other jurisdiction of                    (IRS Employer
Incorporation or organization)                     Identification No.)


                  1800 BERING, SUITE 1000, HOUSTON, TEXAS 77057
               (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code: (713) 369-1700



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Item 2.02      Results of Operations and Financial Condition.

         On March 15, 2006, Synagro Technologies, Inc. (the "Company") issued a press release announcing its results of operations for the three and twelve months ended December 31, 2005. A copy of the press release is furnished as
Exhibit 99.1 to this report and is incorporated herein by reference. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


ITEM 8.01.     Other Events.

         On March 15, 2006, the Company issued a press release announcing that it will file a Form 12b-25 with the Securities and Exchange Commission to extend the filing of the Company's Form 10-K for the year ended December 31, 2005. The Company expects to file its Form 10-K for the year ended December 31, 2005 no later than the fifteenth calendar day following the prescribed due date, as permitted by Rule 12b-25 of the Securities Exchange Act of 1934, as amended. A copy of the press release is attached as Exhibit 99.2 to this report and is incorporated herein by reference.


ITEM 9.01.     Exhibits

(c)      Exhibits

         99.1 Press release dated March 15, 2006, issued by the Company announcing fourth quarter and fiscal 2005 results and guidance for 2006.

         99.2 Press release dated March 15, 2006, issued by the Company announcing extension of Form 10-K filing.


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         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED:  March 16, 2006

                                     SYNAGRO TECHNOLOGIES, INC.

                                     By:         /s/ J. PAUL WITHROW
                                          --------------------------------------
                                            (Senior Executive Vice President &
                                               Chief Financial Officer)




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                                  EXHIBIT INDEX


99.1 Press release dated March 15, 2006, issued by the Company announcing fourth quarter and fiscal 2005 results and guidance for 2006.

99.2 Press release dated March 15, 2006, issued by the Company announcing extension of Form 10-K filing.


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